                                                                    EXHIBIT 10.1


                                                CONFIDENTIAL TREATMENT REQUESTED


                       VR(2) TECHNOLOGY LICENSE AGREEMENT



         THIS VR(2) TECHNOLOGY LICENSE AGREEMENT (this "AGREEMENT") is made and entered into as of this 27th day of April, 2000 (the "EFFECTIVE DATE"), by and between Overland Data, Inc., a California corporation, having a place of business at 8975 Balboa Avenue, San Diego, CA 92123 ("OVERLAND"), and Storage Technology Corp., a Delaware corporation, having a place of business at One Storage Tek Drive, Louisville, CO 80028 ("STORAGETEK").

                                    RECITALS

A. Overland is the owner of the VR(2) Intellectual Property, VR(2) Intellectual Property Derivatives and know-how relating to the design, use and manufacture of the VR(2) Core as defined below.

B. StorageTek has requested a license grant under the VR(2) Intellectual Property, VR(2) Intellectual Property Derivatives and know-how of the VR(2) Core to develop, make, use, sell and offer for sale tape drive products incorporating application specific integrated circuits embodying such VR(2) Intellectual Property, VR(2) Intellectual Property Derivatives and know-how of the VR(2) Core as set forth in this Agreement.

C. Overland is willing to grant such license to StorageTek under the terms and conditions herein.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and other terms and conditions contained herein and for other good and valuable consideration, the receipt of which is acknowledged by both parties, the parties agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         For purposes of this Agreement, the following terms and all other terms defined in this Agreement shall have the meanings so defined unless the context clearly indicates otherwise, and a term defined in the singular shall include the plural and vice versa when the context so indicates:

1.1 ASIC. The term "ASIC" means an application specific integrated circuit.


                                       1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                CONFIDENTIAL TREATMENT REQUESTED


1.2 CHANNEL. The term "CHANNEL" shall mean a set of electronics, including any embedded firmware, that processes a single data stream, reads the data from a single data track on tape with a single reproduce element, and detects and decodes the data. The number of Channels in a tape drive is the maximum number of Channels simultaneously active at any given time.

1.3 CORE LICENSE. The term "CORE LICENSE" means a *** to: (i) use the VR(2) Intellectual Property solely for the purpose of designing, manufacturing and having manufactured VR(2) Compliant Products; (ii) incorporate such VR(2) Compliant Products solely into tape drives manufactured by or for StorageTek; (iii) promote, market, offer to sell, sell, and distribute such VR(2) Compliant Products as a part of tape drives manufactured by or for StorageTek; (iv) excerpt, reproduce and distribute, subject to the confidentiality provisions of ARTICLE 5, the Documentation solely for the purpose of making such VR(2) Compliant Products; and (v) use the Overland Mark in connection with the promotion, marketing, sale, offer for sale, or distribution of tape drives manufactured by or for StorageTek which contain the VR(2) Compliant Products.

1.4 DOCUMENTATION. The term "DOCUMENTATION" means all present manuals, notebooks, VR(2) Technical Information, quick reference guides, comments and publications of every nature, and all corrections, modifications, updates and revisions thereto, relating to the VR(2) Core provided by Overland to StorageTek, to assist in the integration, use and operation of Implementation Compliant Cores and/or VR(2) Compliant Products. In order to be considered Confidential Information, Documentation must conform with the requirements of SECTION 5.1.

1.5 FUNCTIONAL TEST VECTORS. The term "FUNCTIONAL TEST VECTORS" means one (1) or more sets of test vectors provided by Overland to verify the functionality of the VR(2) Core and/or any Implementation Compliant Core.

1.6 IMPLEMENTATION COMPLIANT CORE. The term "IMPLEMENTATION COMPLIANT CORE" means an integrated circuit implementation of the VR(2) Core which (i) conforms to the VR(2) datasheet and specification, (ii) passes the Functional Test Vectors and (iii) has been verified in accordance with the provisions of this Agreement.

1.7 INTELLECTUAL PROPERTY. The term "INTELLECTUAL PROPERTY" means inventions, know-how, concepts, routines, ideas, trade secrets, manufacturing processes and assembly techniques, whether or not patentable, embodied in or utilized in the design, use and/or fabrication of any product, including any patent applications, patents, patent rights, trademarks, service marks, trade secrets, copyrights, registered designs, topography and/or semiconductor mask work registrations and rights and/or any applications for any of the foregoing.


                                       2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


1.8 OVERLAND MARK. The term "OVERLAND MARK" means the VR(2) mark adopted by Overland in connection with products incorporating the VR(2) Technology, which mark is attached as EXHIBIT C.

1.9 QUARTER. The term "QUARTER" means each three (3) month period ending March 31, June 30, September 30, or December 31 during the Term.

1.10 VR(2) COMPLIANT PRODUCT. The term "VR(2) COMPLIANT PRODUCT" means any semiconductor chip and/or ASIC developed by StorageTek containing an Implementation Compliant Core and additional StorageTek or customer circuitry providing significant functionality.

1.11 VR(2) CORE. The term "VR(2) CORE" means the single channel core as described and identified in the specification set forth in EXHIBIT A, excluding: (i) any analog to digital circuitry or any references thereto; and (ii) those items identified in EXHIBIT D hereto that do not constitute part of the VR(2) Technology.

1.12 VR(2) INTELLECTUAL PROPERTY. The term "VR(2) INTELLECTUAL PROPERTY" means VR(2) Inventions, know-how, concepts, routines, ideas, trade secrets, manufacturing processes and assembly techniques, whether or not patentable, embodied in or utilized in the design, use and/or fabrication of the VR(2) Core and/or ASICs embodying the VR(2) Technology and/or VR(2) Technical Information, including any patent applications, patents, patent rights, trademarks, service marks, trade secrets, copyrights, registered designs, topography and/or semiconductor mask work registrations and rights and/or any applications for any of the foregoing, unregistered design rights and any VR(2) Intellectual Property Derivatives.

1.13 VR(2) INTELLECTUAL PROPERTY DERIVATIVES. The term "VR(2) INTELLECTUAL PROPERTY DERIVATIVE" means: (a) any translation, abridgement, modification, revision, derivative works or other form in which an existing work protected by copyright may be recast, transformed or adapted; (b) any translation, abridgement, modification, revision or other form in which an existing work protected by topography or mask rights may be recast, transformed, or adapted; and (c) any changes, modifications or improvements in the design, functionality or specification of the VR(2) Core, VR(2) Technical Information and/or VR(2) Technology, including the addition of new features or capacities.

1.14 VR(2) INVENTION. The term "VR(2) INVENTION" means any idea, design, concept, technique, invention, discovery, algorithm or improvement relating to the VR(2) Technical Information, VR(2) Technology and/or VR(2) Core, whether or not patentable.

1.15 VR(2) TECHNICAL INFORMATION. The term "VR(2) TECHNICAL INFORMATION" means information and know-how provided by Overland relating to VR(2) Technology and the manufacture, engineering and use of the VR(2) Core, including without limitation the following: manufacturing, engineering and circuit drawings, parts and test specifications, test set drawings, schematics and documents, engineering development documents, systems


                                       3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       specifications, quality assurance plans, technical practices, software, training and course materials, vendor listings, and systems engineering applications.

1.16 VR(2) TECHNOLOGY. The term "VR(2) TECHNOLOGY" means the data encoding and decoding channel technology for linear magnetic tape formats developed by Overland, as identified in EXHIBIT D hereto as ***, and includes solid state circuits embodied in semiconductor chips, associated specifications, designs, drawings, data, test qualification, and other documented technical and application information related thereto.

1.17 TEST CHIP. The term "TEST CHIP" shall mean a prototype VR(2) Compliant Product.


                                   ARTICLE II.

                                    LICENSES

2.1    TITLE.

       2.1.1 Each party shall retain the sole ownership of any Intellectual Property or maskworks that it has developed or acquired prior to the Effective Date.

       2.1.2 Each party shall retain the sole ownership of any Intellectual Property that it develops or acquires independently during the Term of this Agreement; PROVIDED that such development or acquisition does not result from either or both of the parties' efforts in connection with this Agreement.

       2.1.3 All Intellectual Property developed or acquired as a result of either or both of the parties' efforts in connection with this Agreement shall be assigned as follows:

                ***

2.2 INTELLECTUAL PROPERTY. *** StorageTek will at no time acquire or retain, or appropriate for its own use, any right, title or interest in or to any of the Documentation, Functional Test Vectors, Implementation Compliant Cores, VR(2) Intellectual Property, VR(2) Intellectual Property Derivatives, VR(2) Inventions, VR(2) Core, VR(2) Technical Information and/or VR(2) Technology, regardless of inventorship or authorship. StorageTek will not take any action that might impair in any way any right, title or interest of Overland in or to any of the Documentation, Functional Test Vectors, Implementation Compliant Cores, VR(2) Intellectual Property, VR(2) Intellectual Property Derivatives, VR(2) Inventions, VR(2) Core, VR(2) Technical Information and/or VR(2) Technology, but will undertake such efforts and execute and deliver such documents or instructions as Overland reasonably may request in order for Overland to perfect, maintain and/or enforce such Documentation, Functional Test Vectors, Implementation Compliant Cores, VR(2) Intellectual Property, VR(2) Intellectual


                                       4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       Property Derivatives, VR(2) Inventions, VR(2) Core, VR(2) Technical Information and/or VR(2) Technology ***.

2.3 LICENSE GRANT. Subject to the terms and conditions of this Agreement, Overland hereby grants to StorageTek the Core License.

       2.3.1 StorageTek will at all times use its best efforts to ensure that all products in relation to which it uses the Overland Mark conform to the quality control guidelines set forth in this Agreement or provided from time to time by Overland.

       2.3.2 StorageTek will cooperate with Overland in making or facilitating any governmental registrations or submissions that are necessary to protect the Overland Mark and Overland's rights therein, including, without limitation, registration of StorageTek as a registered user of the Overland Mark ***. Upon termination of StorageTek's right to use the Overland Mark under this Agreement, StorageTek will cooperate with Overland in revocation of any such user registration ***.

       2.3.3 StorageTek will comply with all applicable laws and governmental regulations pertaining to the proper use and designation of trademarks.

       2.3.4    StorageTek admits the validity of the Overland Mark.

       2.3.5 Overland does not warrant or represent that the use of the Overland Mark will be free from infringement of third-party trademarks. Overland does represent, however, that it presently is not aware of any such infringement.

       2.3.6 StorageTek will use reasonable efforts to give Overland notice of any known or presumed infringements of the Overland Mark, and StorageTek will cooperate fully with Overland in the protection of the Overland Mark ***. If Overland decides to enforce the Overland Mark against an infringer, all recoveries made shall be for the account of Overland.

       2.3.7 StorageTek agrees to display the Overland Mark on: (i) any and all tape drives incorporating the VR(2) Compliant Products manufactured by or for StorageTek; and (ii) all advertising, marketing, distribution, promotional materials, and packaging relating thereto when the foregoing disclose technical specifications relating to the VR(2) Compliant Products. In addition, StorageTek will *** use or display the Overland Mark in order to facilitate and promote sales of the VR(2) Compliant Products. Upon Overland's request, StorageTek will provide, free of charge, samples of the use of the Overland Mark solely for the purpose of trademark registration or renewal. StorageTek will support Overland *** in the application and maintenance of any registration for the Overland Mark.


                                       5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


2.4 USE OF TRADE NAMES AND MARKS. StorageTek expressly agrees not to challenge the ownership or validity of the Overland Mark. StorageTek will not use or register in any country any trademarks diluting or confusingly similar to the Overland Mark. Except as provided by this Agreement, StorageTek will not use any logo, name, trademark, trade name or service mark, including, without limitation, any non-English language phonetic and/or visual approximation or substitution for any such logo, name or mark (collectively, "NAME OR MARK") of Overland, any Name or Mark licensed to Overland, or any Name or Mark confusingly similar to any Name or Mark owned by, or licensed to, Overland.

2.5 SUBCONTRACTORS. StorageTek may exercise its right to have manufactured VR(2) Compliant Products; PROVIDED that: (i) StorageTek notifies Overland of the identity of StorageTek's subcontract manufacturer ("MANUFACTURER") not less than thirty (30) days prior to the first prototype production by such Manufacturer; and (ii) StorageTek ensures that such Manufacturer agrees (a) to be bound by obligations of confidentiality no less restrictive than those contained in this Agreement and (b) to supply the VR(2) Compliant Products solely to StorageTek for incorporation into tape drives manufactured by or for StorageTek. If any Manufacturer breaches any provision of this SECTION 2.5, StorageTek will (x) provide prompt written notice to Overland of such breach and (y) use all commercially reasonable efforts to cure any such breach. If StorageTek is unable to cure such breach within thirty (30) days of such notice, then, within ninety (90) days of such notice, StorageTek agrees to (i) qualify a new Manufacturer and (ii) terminate the right of the original Manufacturer to produce VR(2) Compliant Products. StorageTek further agrees to indemnify and hold harmless Overland against any and all loss, liability, costs, damages, reasonable expenses (including reasonable attorneys' and other professional fees), suffered, incurred or sustained in connection with or as a result of such breach.

2.6 EXCLUSIONS. No right or license is granted to StorageTek to: (i) sublicense any of the rights granted to StorageTek pursuant to the Core License; (ii) offer to sell or sell any VR(2) Compliant Products which are not incorporated within a tape drive manufactured by or for StorageTek; or (iii) sell any tape drive containing VR(2) Compliant Products prior to verification by Overland of such VR(2) Compliant Products in accordance with ARTICLE 3 and payment of all fees in accordance with ARTICLE 4.

                                  ARTICLE III.

                 VERIFICATION OF IMPLEMENTATION COMPLIANT CORES

3.1 TEST PLATFORMS. On the Effective Date, Overland has delivered to StorageTek *** test platforms for the VR(2) Core. StorageTek acknowledges receipt of such test platforms and further acknowledges and agrees that such test platforms are fully functional and available for their intended use on the Effective Date.


                                       6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


3.2 VERIFICATION. StorageTek, at its sole cost and expense, will design, manufacture (or have manufactured) and characterize a Test Chip for each VR(2) Compliant Product that it intends to incorporate into its next generation proprietary tape drive products. For each Test Chip, StorageTek will test and deliver to Overland, free of charge, five (5) samples of such Test Chip ("SAMPLES") and a copy of the log generated by testing such Samples ("TEST RESULTS"). The Implementation Compliant Core will be verified upon (a) Overland's acceptance of the Test Results provided by StorageTek or (b) acceptable test results for such Test Chip generated by Overland. Overland will notify StorageTek, in writing, as soon as practical based on available resources and time schedules, but in any event within thirty (30) days of delivery by StorageTek of the Samples and the Test Results to Overland ("VERIFICATION PERIOD"), whether the Implementation Compliant Core of the Test Chip has been verified or has failed the verification process. If the Implementation Compliant Core of any Test Chip fails the verification process, Overland will provide to StorageTek details of the errors that caused the failure. The parties will repeat the above process until either (x) the Test Chip is verified or (y) StorageTek withdraws the Test Chip from the verification process or (z) the parties agree that the Test Chip is verified. If Overland fails to confirm the result of the verification process within the Verification Period, the Test Chip subject to verification will be deemed verified.

3.3 SALE OF VR(2) COMPLIANT PRODUCTS. If (i) the Test Chip for an Implementation Compliant Core has been verified in accordance with the provisions of SECTION 3.2 and (ii) the VR(2) Compliant Products containing such verified Implementation Compliant Core in such Test Chip runs the Functional Test Vectors without detection of any errors (or where Overland waives in writing such detected errors pursuant to SECTION 3.2), StorageTek may sell such VR(2) Compliant Products manufactured by or for StorageTek solely as part of a tape drive manufactured by or for StorageTek without further verification.

3.4 SAMPLES OF VR(2) COMPLIANT PRODUCTS. Within ninety (90) days of verification in accordance with SECTION 3.2, StorageTek will provide to Overland, free of charge, five (5) samples of each VR(2) Compliant Product manufactured by or for StorageTek on each process used for such manufacture.


                                   ARTICLE IV.

                               FEES AND ROYALTIES

4.1 CORE LICENSE FEE. In consideration for the Core License and Overland's delivery of the test platforms to StorageTek pursuant to SECTION 3.1, StorageTek will pay to Overland an up-front, non-refundable fee of $***, which fee shall be due and payable immediately on the Effective Date.


                                       7

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

4.2 CONTRACT ENGINEERING SERVICES. During the development of StorageTek's next generation proprietary tape drive product through ***, Overland will provide to StorageTek contract engineering services. As consideration for such contract engineering services, on each of *** and ***, StorageTek will pay in arrears to Overland non-refundable fees of $***, plus, as mutually agreed to by the parties in advance, Overland's *** expenses *** in connection with such contract engineering services. StorageTek shall deliver payment for such fees and *** expenses to Overland on each such respective date.

4.3 ROYALTY. In consideration for the Core License, for each VR(2) Compliant Product sold by StorageTek as part of a tape drive, StorageTek shall pay to Overland a royalty amount for each Channel contained within such VR(2) Compliant Product in accordance with the terms and conditions set forth in EXHIBIT B. StorageTek shall deliver such royalty payments to Overland not later than *** days after the end of each Quarter (or portion thereof) during the Term of this Agreement.

4.4 ADDITIONAL CONTRACT ENGINEERING SERVICES. Subsequent to the development of StorageTek's next generation proprietary tape drive product employing the VR(2) Technology, upon written request of StorageTek, Overland may elect to provide to StorageTek additional contract engineering services. Consideration for such additional services will be determined on the basis of the type and scope of work requested.

4.5 RECORDS AND REPORTS. StorageTek will keep accurate and sufficient records to determine any and all amounts owed to Overland under this Agreement, including, without limitation, the aggregate number of Channels contained in all VR(2) Compliant Products sold by StorageTek as part of tape drives in each Quarter (or portion thereof) during the Term of this Agreement. StorageTek will make a preliminary written report detailing the basis for any computations and deliver such report to Overland within *** days after the end of each Quarter (or portion thereof) during the Term of this Agreement. If no royalty is due, the report will so state. StorageTek will provide the corresponding final written report to Overland not later than *** days after the end of each Quarter. Overland acknowledges that the preliminary written report may contain material, non-public information of StorageTek and Overland will not disclose to any third party any material, non-public information contained in such preliminary written report. Records necessary for the computation of amounts payable by StorageTek under this Agreement will be maintained by StorageTek for a period of *** years following each accounting report due, including the last accounting report due upon termination of this Agreement for any reason. Upon *** days advance prior notice to inspect, StorageTek will make such records open to inspection by an independent auditor selected by Overland and approved by StorageTek, which approval will not be withheld unreasonably, not more than *** each calendar year during regular business hours of StorageTek. Such independent auditor only will use such records to determine the accuracy of royalties paid and reports submitted to Overland. StorageTek will (i) reimburse Overland for the expenses of such audits *** and (ii) immediately pay to Overland the amount of any such underpayment. Any overpayment


                                       8

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                CONFIDENTIAL TREATMENT REQUESTED


       will be offset against the next payment under this Agreement to be paid by StorageTek to Overland.

4.6 PAYMENTS AND TAXES. All payments made pursuant to this Agreement will be made in United States dollars. Notwithstanding any other provision of this Agreement, any amounts payable under this Agreement will be paid without notice, demand, counterclaim, deduction, set off, offset or defense and without abatement, suspension, deferment, diminution, or reduction. StorageTek will pay all national, federal, state, local, or any other governmental use, sales, excise, occupational, property (ad valorem), consumer and similar taxes or duties now in force or enacted in the future relating to any license fees, service fees, royalties or other payments due to Overland pursuant to this Agreement, except for income taxes due and owing by Overland based on amounts received by Overland under this Agreement. If Overland is required to pay any such tax, fee or charge otherwise payable by StorageTek hereunder, StorageTek will promptly reimburse Overland after Overland provides StorageTek with evidence of the amounts paid, so that payments to Overland will be in full and free of all liability for such taxes, fees or charges or other deductions.

                                   ARTICLE V.

                            CONFIDENTIAL INFORMATION

5.1 CONFIDENTIAL INFORMATION. Each party agrees that any information identified as confidential ("CONFIDENTIAL INFORMATION"), including, without limitation, the Documentation, Functional Test Vectors, VR(2) Intellectual Property Derivatives, VR(2) Core, VR(2) Technical Information, VR(2) Inventions and VR(2) Technology provided to StorageTek by Overland, which is made available to the other party in accordance with this Agreement shall be kept confidential. The disclosing party hereunder shall mark or identify its Confidential Information as "confidential." *** Each party will use the other party's Confidential Information only for the purposes contemplated and permitted by this Agreement. Neither party will disclose the other party's Confidential Information to any third party except as may be required (i) by court order (PROVIDED that the party subject to such court order gives prompt written notice thereof to the party whose Confidential Information will be disclosed and cooperates in any motion or action to prevent or limit the required disclosure), and (ii) pursuant to any discovery obligation in litigation, PROVIDED that a mutually agreeable protective order has been entered by the court. Each party further agrees to protect the other party's Confidential Information from unauthorized use or disclosure in the same manner as it protects its own similar Confidential Information (but in no event with less than reasonable care), and to limit access to the other party's Confidential Information to those of its employees and agents who need such access for purposes contemplated and permitted by this Agreement. This obligation of confidentiality shall last until the later of: (x) *** from the date when the confidential information is disclosed to the recipient; or (y) the termination date of this Agreement.


                                       9

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                CONFIDENTIAL TREATMENT REQUESTED


5.2 EXCLUSIONS. The obligations in this ARTICLE 5 will not apply to any information that is: (i) presently publicly available, except as disclosed in violation of this Agreement; (ii) lawfully received by any party from a third party who is or who was not bound in a confidential relationship to the other party; (iii) already properly and lawfully in possession of any party prior to the Effective Date or the date of its disclosure, or information which such party demonstrates with appropriate documentation was known prior hereto; (iv) required by law or governmental regulation or necessary for the purpose of enforcement of this Agreement; or (v) independently developed by one party without use of any Confidential Information of the other party by employees who have had no access to such Confidential Information.

5.3 PRESS RELEASES. Neither party shall issue a press release relating to this Agreement without the prior written consent of the other party (which consent shall not be withheld unreasonably); PROVIDED, HOWEVER, that such consent shall not apply to the parties disclosure requirements under the federal securities laws or other applicable governmental laws, regulations or agencies.

                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

6.1    LICENSOR.

       6.1.1 Overland warrants that it has full power and authority to enter into this Agreement. Overland warrants that it owns and has the necessary authority to grant the Core License.

       6.1.2 Overland is not a party to, subject to, or bound by any agreement or any judgment, award, order, writ, injunction or decree of any court, governmental body or arbitrator, which could prevent the carrying out of this Agreement; and there is
                (i) no action, suit, dispute or governmental, administrative, arbitration or regulatory proceeding pending or, to Overland's knowledge, threatened nor (ii) to Overland's knowledge, any investigation pending or, to Overland's knowledge, threatened against or relating to Overland, which, in either case, could prevent Overland from carrying out its obligations under this Agreement.

       6.1.3 StorageTek acknowledges and agrees that Overland makes no representations or warranties as to the commercial utility of the Documentation, VR(2) Intellectual Property, VR(2) Intellectual Property Derivatives, VR(2) Core, VR(2) Technical Information, VR(2) Technology, or any other items provided by Overland ("OVERLAND ITEMS") pursuant to this Agreement. OVERLAND DOES NOT WARRANT THAT THE OVERLAND ITEMS WILL MEET STORAGETEK'S REQUIREMENTS


                                       10

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                OR THAT THE OVERLAND ITEMS WILL OPERATE IN THE COMBINATIONS WHICH STORAGETEK MAY SELECT FOR USE. THE OVERLAND ITEMS ARE PROVIDED WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. FURTHER, OVERLAND DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING USE, OR THE RESULTS OF USE, OF THE OVERLAND ITEMS. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE OVERLAND ITEMS IS ASSUMED BY STORAGETEK.

       6.1.4 StorageTek acknowledges and agrees that it is solely and exclusively responsible for any and all of its activities carried out under the license granted or otherwise under this Agreement. StorageTek acknowledges and agrees that Overland makes no representations, extends no warranties of any kind, either express or implied, and assumes no risk, liability or responsibilities whatsoever with respect to the practice or use by StorageTek, its agents, assigns, employees, customers, subcontractors or other third parties of any of the Overland Items. StorageTek acknowledges and agrees that Overland makes no representations or warranties as to (i) the validity of any of the VR(2) Intellectual Property and/or VR(2) Intellectual Property Derivatives, or
                (ii) except as provided in SECTION 7.2, the absence of or freedom from alleged infringement of third-party patents or absence of or freedom from third-party infringers.

       6.1.5 THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE OVERLAND ITEMS, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM OR ORAL OR WRITTEN STATEMENTS BY OVERLAND, ITS AGENTS, OR REPRESENTATIVES OR OTHERWISE. OVERLAND MAKES NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE OVERLAND ITEMS.

6.2    LICENSEE.

       6.2.1 StorageTek warrants that it has full power and authority to enter into this Agreement.

       6.2.2 StorageTek is not a party to, subject to, or bound by any agreement or any judgment, award, order, writ, injunction or decree of any court, governmental body or arbitrator, which could prevent the carrying out of this Agreement; and there is
                (i) no action, suit, dispute or governmental, administrative, arbitration or regulatory proceeding pending or, to StorageTek's knowledge, threatened nor (ii) to


                                       11

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                StorageTek's knowledge, any investigation pending or, to StorageTek's knowledge, threatened against or relating to StorageTek, which, in either case, could prevent StorageTek from carrying out its obligations under this Agreement.

       6.2.3 StorageTek represents and warrants that it has the knowledge, expertise and capability necessary to use the Overland Items in a safe and effective manner. StorageTek acknowledges and agrees that (i) Overland has no control over, or responsibility for, the manner in which StorageTek uses the Overland Items and (ii) StorageTek uses the Overland Items solely and exclusively at its own risk.

6.3 LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, OVERLAND WILL NOT BE RESPONSIBLE OR LIABLE UNDER ANY PROVISION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, PRODUCT LIABILITY, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR NON-RECURRING ENGINEERING COSTS, MANUFACTURING STARTUP COSTS, LOSS OF GOODWILL, LOSS OR INACCURACY OF DATA, COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY, OR OTHER ECONOMIC LOSS OR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUES AND LOSS OF PROFITS, REGARDLESS OF WHETHER OVERLAND HAS BEEN ADVISED OF THE EXPECTATION OR EXISTENCE OF SUCH DAMAGES. THE LIABILITY OF OVERLAND UNDER ANY THEORY WHATSOEVER, EXCEPT FOR THIRD-PARTY INTELLECTUAL PROPERTY INFRINGEMENT PURSUANT TO SECTION 7.2 BELOW, WILL BE LIMITED TO PAYMENT OF AN AMOUNT NOT GREATER THAN AMOUNTS ACTUALLY RECEIVED BY OVERLAND PURSUANT TO THIS AGREEMENT.


                                  ARTICLE VII.

                                    INDEMNITY

7.1 INDEMNITY BY STORAGETEK. StorageTek will indemnify and hold harmless Overland and its directors, officers, employees, agents, successors and assigns from and against any and all liability, damages, losses, claims, demands, actions, judgments, costs, attorneys' fees, disbursements and expenses incurred in connection with any action, claim or demand against Overland by reason of losses, injury to or death of any person or damage to or destruction of property or the environment arising out of or resulting from (a) any material breach of this Agreement by StorageTek,
       (b) any breach of any representations or warranties made by StorageTek in this Agreement, (c) the practice or use of any of the Overland Items by StorageTek, (d) any and all activities carried out by StorageTek pursuant to this Agreement, (e) any use or defects of any kind relating to a VR(2) Compliant Product manufactured by or for StorageTek, (f) infringement based on the making, using,


                                       12

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       selling or offering for sale of any VR(2) Compliant Product manufactured by or for StorageTek, *** (g) *** the making, using, selling or offering for sale of any devices incorporating VR(2) Compliant Products, or (h) the negligent, reckless or willful acts or omissions of StorageTek, its employees, subcontractors or agents in any and all activities carried out under this Agreement. StorageTek will not be responsible for any such losses, damages, liabilities, claims, actions, judgments, costs, demands, attorneys' fees, disbursements and expenses to the extent caused by the negligence or willful misconduct of Overland, its directors, officers or employees. If an action, claim or demand is filed against Overland for which StorageTek is to be responsible under this provision, Overland will promptly notify StorageTek in writing of such action, claim or demand. Upon receipt of such notice from Overland, if StorageTek acknowledges in writing to Overland that StorageTek is obligated to indemnify Overland under the terms of this SECTION 7.1 in connection with such action, claim or demand, then StorageTek will be entitled, if it so elects, to take control of the defense and investigation of such action, claim or demand and to employ and engage attorneys of its own choice to handle and defend the same at StorageTek's sole cost, risk and expense and Overland will thereafter cooperate in all reasonable respects with StorageTek and its attorneys in the investigation, trial and defense of such action, claim or demand and any appeal arising therefrom. Overland may also, through independent counsel and at its own cost, participate in such investigation, trial and defense of such action, claim or demand and any appeal arising therefrom. StorageTek may effect no settlement without the prior written approval of Overland, which approval will not be unreasonably withheld.

7.2 INDEMNITY BY OVERLAND. Overland will indemnify and hold harmless StorageTek and its directors, officers, employees, agents, successors and assigns from and against any and all liability, damages, losses, claims, demands, actions, judgments, costs, attorneys' fees, disbursements and expenses incurred in connection with any action, claim or demand against StorageTek by reason of injury to or death of any person or damage to or destruction of property or the environment arising out of or resulting from (a) any material breach of this Agreement by Overland, (b) any breach of any representations or warranties made by Overland in this Agreement, (c) any and all activities carried out by Overland pursuant to this Agreement, (d) the negligent, reckless or willful acts or omissions of Overland, its employees, subcontractors or agents in any and all activities carried out under this Agreement, or (e) infringement based on the making, using, selling or offering for sale of any VR(2) Compliant Product manufactured by or for StorageTek, to the extent that such infringement relates specifically to the VR(2) Core. Overland will not be responsible for any such losses, damages, liabilities, claims, actions, judgments, costs, demands, attorneys' fees, disbursements and expenses to the extent caused by the negligence or willful misconduct of StorageTek, its directors, officers or employees. If an action, claim or demand is filed against StorageTek for which Overland is to be responsible under this provision, StorageTek will promptly notify Overland in writing of such action, claim or demand. Upon receipt of such notice from StorageTek, if Overland acknowledges in writing to StorageTek that Overland is obligated to indemnify StorageTek under the terms


                                       13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED



       of this SECTION 7.2 in connection with such action, claim or demand, then Overland will be entitled, if it so elects, to take control of the defense and investigation of such action, claim or demand and to employ and engage attorneys of its own choice to handle and defend the same at Overland's sole cost, risk and expense and StorageTek will thereafter cooperate in all reasonable respects with Overland and its attorneys in the investigation, trial and defense of such action, claim or demand and any appeal arising therefrom. StorageTek may also, through independent counsel and at its own cost, participate in such investigation, trial and defense of such action, claim or demand and any appeal arising therefrom. Overland may effect no settlement without the prior written approval of StorageTek, which approval will not be unreasonably withheld.

7.3 LIABILITY FOR INJURIES TO PERSONNEL. Each party will be solely responsible for, and will indemnify the other party against, all claims, losses, litigation, damages and expenses resulting from injuries to or the death of any of its personnel occurring while any such person is traveling to or from any of the other party's facilities, or is otherwise engaged in activities incident to this Agreement.


                                  ARTICLE VIII.

                              TERM AND TERMINATION

8.1 TERM. This Agreement will commence on the Effective Date and shall terminate upon *** (the "TERM").

8.2     ***

8.3 TERMINATION. Either party may terminate this Agreement and all licenses granted pursuant to this Agreement immediately: (i) in the event of a material breach, including any failure by StorageTek to make payments of any amounts to Overland when due, of any term of this Agreement by the other party which continues uncured for a period of *** after the non-breaching party provides written notice to the breaching party; (ii) upon any breach of the provisions of ARTICLE 5; or (iii) upon a breach by either party of any provision of ARTICLE 9. Either party may terminate this Agreement or suspend performance, if at any time during the Term of this Agreement, the other party: becomes insolvent or becomes unable to meet its obligations as they become due; makes a general assignment for the benefit of creditors; petitions, applies for, suffers or permits with or without its consent the appointment of a custodian, receiver, trustee in bankruptcy or similar officer for all or any substantial part of its business or assets; or avails itself or becomes subject to any proceeding under the Federal Bankruptcy Code or any similar state, federal or foreign statute relating to bankruptcy, insolvency, reorganization, receivership, arrangement, adjustment of debts, dissolution or liquidation, which proceeding is not dismissed within *** days of commencement thereof. ***


                                       14

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


8.4 ACCRUED OBLIGATIONS. Termination of this Agreement will not relieve either party of any then-accrued payment obligations under this Agreement. Any and all payments by either party to the other party accrued pursuant to this Agreement as of the date of termination will remain due and payable in accordance with the terms hereof.

8.5 CONSEQUENCES OF TERMINATION. Upon any termination or expiration of this Agreement for any reason whatsoever, StorageTek will immediately deliver to Overland all Overland Items, including any and all Confidential Information and other materials related to, embodying, or associated with, any of the Documentation, Functional Test Vectors, VR(2) Intellectual Property, VR(2) Intellectual Property Derivatives, VR(2) Core, VR(2) Technical Information, and/or VR(2) Technology, made available to, or produced by, StorageTek pursuant to the terms of this Agreement. Any termination of this Agreement will not eliminate any liability arising out of the conduct prior to the actual date of termination, and either party may, following such termination, pursue such remedies as may be available with respect to such liabilities. In addition, the obligations of *** will survive any termination of this Agreement. Within *** days after termination of this Agreement for any reason whatsoever, StorageTek will: (i) certify in writing to Overland that StorageTek has satisfied all of its obligations under this
       SECTION 8.5; (ii) fill all outstanding purchase orders for any product or device integrating the VR(2) Compliant Product; and (iii) pay all accrued and unpaid royalties pursuant to SECTION 4.3. Immediately upon termination of this Agreement, StorageTek will not accept further purchase order of any VR(2) Compliant Product and/or any product or device integrating any VR(2) Compliant Product. In the event of a material breach of this Agreement by Overland, *** In the event of Overland's bankruptcy, insolvency, inability to meet its obligations as they become due, general assignment for the benefit of creditors, petition, application for (with or without its consent) the appointment of a custodian, receiver, trustee in bankruptcy or similar officer for all or any substantial part of its business or assets, or if Overland avails itself or becomes subject to any proceeding under the Federal Bankruptcy Code or any similar state, federal or foreign statute relating to bankruptcy, insolvency, reorganization, receivership, arrangement, adjustment of debts, dissolution or liquidation, which proceeding is not dismissed within sixty (60) days of commencement thereof, ***.


                                   ARTICLE IX.

                              COMPLIANCE WITH LAWS

9.1 CERTAIN LAWS. Without limiting the generality of this SECTION 9.1, each party hereby acknowledges and agrees that certain laws of the United States, including the Foreign Corrupt Practices Act, 15 U.S.C. sections 78dd-1, ET SEQ., prohibit any person subject to the jurisdiction of the United States from making any payment of money or anything of value, directly or indirectly, to any foreign political party or candidate for foreign political


                                       15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


         office for the purpose of obtaining or retaining business. Each party hereby represents and warrants that, in the performance of its duties pursuant to this Agreement, it has not made, and will not make, any such proscribed payment. Each party will indemnify and hold harmless the other party from and against any and all claims, losses and liabilities attributable to any breach by such party of its obligations under this SECTION 9.1.

9.2      UNITED STATES EXPORT CONTROLS. Without limiting the generality of
         SECTION 9.1, each party specifically acknowledges that certain of the Overland Items ("TECHNICAL DATA") may be subject to United States export controls, pursuant to the Export Administration Regulations, 15 C.F.R. Parts 768-799. Each party will comply strictly with any applicable requirements of the Export Administration Regulations with respect to all such Technical Data. Without limiting the generality of the foregoing obligation, each party hereby expressly agrees that, without the prior written authorization of Overland (in the case of StorageTek) and the United States Commerce Department, such party will not, and will cause its representatives to not (a) export, reexport, divert or transfer any such Technical Data, or any direct product thereof, to any destination, company, or person prohibited by the Export Administration Regulations, or (b) disclose any such Technical Data to any national of any country when such disclosure is prohibited by the Export Administration Regulations. StorageTek will make its records available to Overland at Overland's reasonable request, in order to permit Overland to confirm StorageTek's compliance with its obligations as set forth in this SECTION 9.2.


                                   ARTICLE X.

                                   ARBITRATION

10.1 GOVERNING LAW. This Agreement will be governed in all respects solely and exclusively by the laws of the State of California, U.S.A. without regard to conflict of law principles. The United Nations Convention on the International Sale of Goods will not apply to this Agreement.

10.2 MANDATORY ARBITRATION. All disputes, controversies, or claims arising out of, relating to, or in connection with this Agreement, including without limitation the determination of the scope of the agreement to arbitrate, will be finally settled by arbitration in accordance with the Expedited Procedures of the Commercial Arbitration Rules ("RULES") of the American Arbitration Association ("AAA"), applicable at the time of submission of the dispute to arbitration. The arbitration will take place in San Diego, California at the offices of the AAA. The dispute will be resolved by a single arbitrator appointed by the AAA in accordance with the list procedure described in Paragraph 13 of the Rules, except that the AAA will transmit the list within ten (10) days of the filing of the Demand for Arbitration, and the Parties will have five (5) days to return the list to the AAA with their objections


                                       16

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REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       and preferences. The place of arbitration will be San Diego, California, and the exclusive language to be used for the arbitration proceedings will be English.

10.3 ANCILLARY RELIEF. Nothing herein will prevent a party, prior to appointment of the arbitrator, from making application to any court of competent jurisdiction, for any provisional remedy available at law or in equity. Such application for relief will not constitute a waiver of this agreement to arbitrate. Upon appointment, the arbitrator will have exclusive authority to order provisional or interim relief, except that any relief ordered by the arbitrator may be immediately and specifically enforced by a court otherwise having jurisdiction. The parties waive objection to venue and consent to the personal jurisdiction of the federal courts of San Diego, California, U.S.A. in any action to enforce this agreement to arbitrate or any order or award of the arbitrator, or for the provisional or interim remedies provided for in this Agreement.

10.4 EXPENSES. In any arbitration proceeding pursuant to this Agreement, each party will bear the expenses of its witnesses. All other costs of arbitration, including, without limitation, the fees and expenses of the arbitrators, the cost of the record or transcripts thereof, if any, administrative fees, the reasonable attorneys' fees of the parties, and all other fees and costs will be allocated to the parties to the arbitration as determined by the arbitrator, except that the prevailing party in such arbitration will be entitled to recover its reasonable attorneys' fees and expenses.

10.5 DISCOVERY. Discovery will be limited to written requests for the production of documents, and Overland and StorageTek may each conduct depositions totaling not more than twenty (20) hours in the aggregate; PROVIDED, HOWEVER, that the arbitrators may approve requests for additional depositions upon good cause shown. The period for requesting documents will be sixty (60) days commencing upon the day that the answer is due under the Rules. The responding party will have thirty (30) days to produce the requested documents by sending copies to the requesting party or its representative via a recognized international courier service. The parties will also voluntarily produce all documents that they intend to use at the arbitration hearing and a list of intended witnesses ten (10) days before the close of discovery subject to supplementation for purposes of rebuttal or good cause shown. The parties waive any right to seek any discovery not provided for in this Agreement irrespective of whether the laws of any country provide for different or additional discovery in international arbitration. The arbitrator will hold a pre-hearing conference within three (3) days of the close of discovery and will schedule and conclude the final hearing within sixty
       (60) days of the close of discovery. EACH PARTY HERETO HEREBY AGREES THAT THE ARBITRATION PROCEDURE PROVIDED IN THIS AGREEMENT WILL BE THE SOLE AND EXCLUSIVE METHOD OF RESOLVING ANY DISPUTES, CONTROVERSIES OR CLAIMS ARISING IN CONNECTION WITH, OR OUT OF THIS AGREEMENT, OR OTHERWISE BETWEEN THE PARTIES TO THIS AGREEMENT.


                                       17

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                   ARTICLE XI.

                                  MISCELLANEOUS

11.1 INDEPENDENT CONTRACTORS. StorageTek and Overland hereby declare and agree that: (i) each is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of the other; (ii) the persons performing work for each party hereunder are not agents or employees of the other; (iii) StorageTek and Overland each has and hereby retains the right to exercise full control of and supervision over the performance of its obligations hereunder and full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations; (iv) StorageTek and Overland will each be solely responsible for all matters relating to payment of its respective employees, including compliance with worker's compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such mattes; and (v) StorageTek and Overland each will be responsible for its own acts and those of its agents, employees and contractors during the performance of its obligations under this Agreement. Neither party nor any of its employees, agents or representatives will be deemed to be an agent or representative of the other party for any purpose. Neither party will have the right or authority to assign or create any obligation of any kind, express or implied, on behalf of the other party, or to act for or on behalf of the other party, to make commitments of any kind or bind it in any way, to accept any service of process upon, or to receive any notices of any nature whatsoever in its behalf.

11.2 ASSIGNMENT. Neither party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other party; PROVIDED, HOWEVER, that any party may assign its rights and delegate its duties, either in whole or in part, under this Agreement to any wholly owned or controlled affiliate, PROVIDED that such assignment includes an express assumption of the assignor's obligations hereunder; and, FURTHER PROVIDED, that the assignor will continue to be responsible, jointly and severally with the assignee, for its obligations, responsibilities and duties hereunder. The assigning party will give to the other party written notification of any such assignment. Any attempted assignment or delegation in contravention of this SECTION 11.2 will be void and of no effect. Notwithstanding the foregoing, either party will have the right to assign this Agreement as a part of the sale or transfer of all or substantially all of the party's business to which this Agreement relates.

11.3 NOTICE. Except as otherwise provided in this Agreement, all notices will be deemed to have been duly given when made in writing and delivered in person, sent by electronic facsimile transmission, deposited in the United States Mail, postage prepaid, certified mail, return receipt requested or sent by a express courier service which provides documented delivery, and addressed as follows: (i) if to Overland, send to Overland Data, Inc., 8975


                                       18

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REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       Balboa Avenue, San Diego, CA 92123, Attention: Chief Financial Officer; and if to StorageTek, send to Storage Technology Corp., One Storage Tek Drive, Louisville, CO 80028, Attention: General Counsel. The address to which notices or communications may be given by any party may be changed by written notice given by such party to the other pursuant to this
       SECTION 11.3.

11.4 NO THIRD-PARTY BENEFICIARIES. The provisions of this Agreement are for the benefit solely of the parties and not for any other person.

11.5 WAIVERS. Waiver by either party of any breach by the other party will not be deemed a waiver by the non-breaching party of any other default. The failure or delay of either party to assert any of its rights under this Agreement will not be deemed to constitute a waiver of that party's right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

11.6 AMENDMENTS. No provision of this Agreement will be deemed waived, amended or modified by either party, unless such waiver, amendment or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment or modification.

11.7 HEADINGS. The section and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.8 SEVERABILITY. If any provision of this Agreement or the application of any such provision to any person or circumstance, is declared judicially to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, it being the intent and agreement of the parties that this Agreement will be deemed to have been amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is legal and enforceable and that achieves the same objective.

11.9 COUNTERPARTS. This Agreement may be executed in several duplicate originals in the English language, each of which will be deemed an original but all of which together will constitute one and the same instrument. All reports, data, information, notices, schedules, plans, records and other information required to be provided pursuant to this Agreement by either party will be in the English language. If a translation is made of this Agreement, it will be made for the convenience of StorageTek and the English version of this Agreement, rather than the translated version, will be deemed to be controlling.

11.10 ENTIRE AGREEMENT. This Agreement embodies the entire agreement of StorageTek and Overland and supersedes all prior agreements, understandings and communications,


                                       19

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       whether written or oral, between the parties or by either of them with respect to its subject matter.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.



OVERLAND DATA, INC.:                         STORAGE TECHNOLOGY CORP.:


By:   /s/ Vernon A. LoForti                  By:   /s/ Roger D. Archibald
   -------------------------------------        -------------------------------------
      Vernon A. LoForti                            Roger D. Archibald
      Vice President and Chief Financial           VP & GM of the Enterprise Business
      Officer                                      Group



                                       20

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT A

                               VR(2) SPECIFICATION

                                       ***







THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT B

                                    ROYALTIES

                                       ***










                                        2


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT C

                                  OVERLAND MARK


StorageTek will use the following artwork for the Overland Mark to comply with the obligations and requirements set forth in SECTION 2.3.7:


                                     [LOGO]


***













                                        3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT D

                            VR(2) TECHNOLOGY DIAGRAM

                                       ***











                                        4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.